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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

We have issued our report dated March 10, 2005, accompanying the financial statements of ADVISORS REIT I, Inc. contained in Amendment No. 2 to the Registration Statement on Form S-11 and Prospectus. We consent to the use of the aforementioned report in Amendment No. 2 to the Registration Statement and Prospectus and to the use of our name as it appears under the caption "Experts."

/s/ GRANT THORNTON LLP

Wichita, Kansas
September 30, 2005